                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Fatbrain.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                               FATBRAIN.COM, INC.
                               1308 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089


                                  May 17, 1999



TO THE STOCKHOLDERS OF FATBRAIN.COM, INC.

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Fatbrain.com, Inc. (the "Company"), which will be held at the Company's new principal executive offices located at 2550 Walsh Avenue, Santa Clara, California, on Tuesday, June 29, 1999, at 1:00 p.m.

        Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

        It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                        Sincerely,


                                        /s/ CHRIS MACASKILL
                                        --------------------------------------
                                        Chris MacAskill
                                        Chief Executive Officer, President and
                                        Chairman of the Board

                               FATBRAIN.COM, INC.
                               1308 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 1999

        The Annual Meeting of Stockholders (the "Annual Meeting") of Fatbrain.com, Inc. (the "Company") will be held at the Company's new principal executive offices, 2550 Walsh Avenue, Santa Clara, California, on Tuesday, June 29, 1999, at 1:00 p.m. for the following purposes:

1. To elect seven directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

2. To ratify the appointment of Deloitte & Touche, LLP as the Company's independent public accountants for the fiscal year ending January 31, 2000; and

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the attached Proxy Statement.

        Only stockholders of record at the close of business on May 7, 1999 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's new headquarters located at 2550 Walsh Avenue, Santa Clara, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        /s/ CHRIS MACASKILL
                                        --------------------------------------
                                        Chris MacAskill
                                        Chief Executive Officer, President and
                                        Chairman of the Board

Sunnyvale, California
May 17, 1999

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                               FATBRAIN.COM, INC.
                               1308 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 1999

        These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Fatbrain.com, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's new principal executive offices, 2550 Walsh Avenue, Santa Clara, California, on Tuesday, June 29, 1999, at 1:00 p.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about May 20, 1999.


                               PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

        The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On May 7, 1999, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 11,109,210 shares of Common Stock outstanding. Each stockholder of record on May 7, 1999 is entitled to one vote for each share of Common Stock held by such stockholder on May 7, 1999. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

        The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

        PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The seven nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

        PROPOSAL 2. Ratification of the appointment of Deloitte & Touche, LLP as the Company's independent public accountants for the fiscal year ending January 31, 2000 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

        Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

        The persons who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of March 31, 1999, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The seven Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.


NOMINEES                         AGE           POSITIONS AND OFFICES HELD WITH THE COMPANY
---------------------------     ------     ----------------------------------------------------
Chris MacAskill                  45        Chief Executive Officer, President and Chairman of
                                           the Board
Kim Orumchian                    33        Vice President of Engineering, Secretary, and
                                           Director
Peter G. Bodine                  36        Director
Alan S. Fisher                   38        Director
Tod H. Francis                   38        Director
David C. Schwab                  41        Director
Peter C. Wendell                 48        Director

     Chris MacAskill has been Chief Executive Officer, President and a director of the Company since co-founding the Company in June 1995. From June 1991 to June 1995, Mr. MacAskill served as Director of Developer Relations at NeXT Computer, a software company, and General Magic, a software company. From September 1983 to September 1990, Mr. MacAskill served as Vice President of Engineering at Western Atlas International, a geophysics company. In September 1981, Mr. MacAskill founded PSI, a petroleum engineering company, which was acquired by Western Atlas International in October 1983. Mr. MacAskill received his B.S. in Geophysics from the University of Utah and received his M.S. in Geophysics from Stanford University.

     Kim Orumchian has been Vice President of Engineering, Secretary and a director of the Company since co-founding the Company in June 1995. From May 1993 to June 1995, Mr. Orumchian served as a third party Product Manager for General Magic, a software company. From May 1990 to April 1993, Mr. Orumchian served as Manager of Developer Relations for NeXT Computer, a software company. Mr. Orumchian received his B.A. in Physics from Reed College and received his B.S. in Applied Physics from Columbia University.

     Peter G. Bodine has been a director of the Company since May 1998. Since December 1992, Mr. Bodine has served as a partner of APV Technology Partners, a venture capital investment firm, and as an Executive Vice President of Asia Pacific Ventures, a consulting firm affiliated with APV Technology Partners. Before joining Asia Pacific Ventures in 1992, Mr. Bodine was co-founder of International Business Catalysts (IBC), a consulting firm focused on international trade and investment counsel. Mr. Bodine also serves as a director of certain private companies. Mr. Bodine received his B.S. in Finance from Brigham Young University and his M.B.A. from the University of Utah.

     Alan S. Fisher has been a director of the Company since July 1998. Mr. Fisher has been Vice President for Development and Operations, Chief Technical Officer and a director of ONSALE, Inc. ("ONSALE"), an electronic retailer, since co-founding ONSALE in July 1994. He also served as Chief Financial Officer of ONSALE from July 1994 to July 1996. Mr. Fisher is also President and Chairman of Software Partners, Inc., a developer and publisher of software products, which he co-founded in August 1988. From April 1984 to August 1988, Mr. Fisher served as Technical Marketing Manager and Product Development Manager for Teknowledge, Inc., a developer of artificial intelligence software products. From June 1981 to April 1984, he served as a member of the technical staff for

AT&T Bell Laboratories, a research and development division for American Telephone & Telegraph Company. Mr. Fisher is also director of Infodata Systems, Inc., a document and text management solutions company. Mr. Fisher received his B.S. in Electrical Engineering from the University of Missouri and received his M.S. in Electrical Engineering from Stanford University.

     Tod H. Francis has been a director of the Company since September 1996. Mr. Francis has been general partner of Trinity Ventures since March 1996. Prior to being named a general partner, Mr. Francis worked at Trinity Ventures as an associate from March 1993 to March 1995 and as a principal from March 1995 to March 1996. Prior to joining Trinity Ventures, Mr. Francis was a partner at RAM Group, a marketing management firm and worked at Johnson & Johnson, in brand management. Mr. Francis is also a director of certain private companies. Mr. Francis received his B.A. in Economics and his M.B.A from Northwestern University.

     David C. Schwab has been a director of the Company since September 1996. Mr. Schwab has been a general partner of Sierra Ventures since June 1996. Prior to joining Sierra Ventures, Mr. Schwab co-founded Scopus Technology, Inc., a client-server software systems company, and served in various capacities from August 1991 to June 1996, most recently as Vice President of Sales. Mr. Schwab also serves as a director of Micromuse Inc. and a number of private companies. Mr. Schwab received his B.A. in Systems Engineering from the University of California San Diego, his M.S. and ENG. in Aerospace Engineering from Stanford University, and his M.B.A from Harvard Business School.

     Peter C. Wendell has been a director of the Company since September 1996. Mr. Wendell has been a General Partner of Sierra Ventures since his founding of the firm in 1982. Prior to that time he served in various executive capacities with IBM Corp. Mr. Wendell currently serves as a director of several private companies. Since 1991 he has also held a faculty appointment at Stanford University's Graduate School of Business where he teaches "Entrepreneurship and Venture Capital." Mr. Wendell holds an A.B. degree from Princeton University and an M.B.A. from Harvard Business School.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

        During the fiscal year ended January 31, 1999, the Board of Directors held eight meetings and acted by written consent on four occasions. For such fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of the total number of meetings or actions by written consent of the Board of Directors. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

        During the fiscal year ended January 31, 1999, the Audit Committee of the Board of Directors held no meetings. The Audit Committee was created on July 13, 1998 and became effective on the effective date of the Company's initial public offering of its securities, November 19, 1998. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee during the fiscal year ended January 31, 1999 were Peter G. Bodine and Tod H. Francis. The members of the Audit Committee for the fiscal year ended January 31, 2000 will be the same as for the previous fiscal year.

        During the fiscal year ended January 31, 1999, the Compensation Committee of the Board of Directors held no meetings. The Compensation Committee was created on July 13, 1998 and became effective on the effective date of the Company's initial public offering of its securities, November 19, 1998. The Compensation Committee reviews and approves the compensation and benefits for the Company's key executive officers, administers the Company's stock purchase, equity incentive and stock option plans, and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee during the fiscal year ended January 31, 1999 were Peter C. Wendell and Alan S. Fisher. The members of the Compensation Committee for the fiscal year ended January 31, 2000 will be the same as for the previous fiscal year.

DIRECTOR COMPENSATION

        Directors receive no cash remuneration for serving on the Board of Directors. Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1998 Omnibus Equity Incentive Plan. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be granted an option to purchase 7,500 shares of the Company's Common Stock on the date such individual joins the Board ("Initial Grant"). In addition, at each Annual Meeting of Stockholders, each individual who will continue to serve as a member of the Board after such meeting will receive an additional option to purchase 1,500 shares of Common Stock ("Annual Grant"). However, a director will not receive an Annual Grant in the same calendar year that he received an Initial Grant. The exercise price for each option granted under the Automatic Option Grant Program will be equal to the fair market value per share of the Common Stock on the automatic grant date. Each Initial Grant will become vested with respect to 25% of the option shares upon the completion of 12 months of service from the date of grant and with respect to an additional 1/48th of the option shares upon the completion of each of the next 36 months of service. Each Annual Grant will become fully vested on the first anniversary of the date of grant.

        Pursuant to the Automatic Option Grant Program, each of the non-employee Board members, Messrs. Bodine, Fisher, Francis, Schwab and Wendell, if re-elected, will receive an option to purchase 1,500 shares of the Company's Common Stock on the date of the Annual Meeting at an exercise price per share equal to the fair market value of the Company's Common Stock per share on the date of the Annual Meeting. Mr. Fisher received an option to purchase 7,500 shares of the Company's Common Stock on July 13, 1998 at an exercise price per share of $8.00. This option becomes vested with respect to 25% of the option shares upon the completion of 12 months of service from the vesting commencement date and with respect to an additional 1/48th of the option shares upon the completion of each of the next 36 months of service.

        Directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1998 Omnibus Equity Incentive Plan and are also eligible to participate in the Company's 1998 Employee Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
HEREIN.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 31, 1999, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and
(iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty
(60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                                     NUMBER OF
                                                                      SHARES
                                                                   BENEFICIALLY     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNERS                                 OWNED(1)        CLASS(2)
                                                                   -------------    -------------
Sierra Ventures V, L.P. (3)                                          2,688,145            23.9%
  3000 Sand Hill Road, Building 4, Suite 210
  Menlo Park, CA 94025
Entities  affiliated  with Trinity  Ventures V, L.P.(4)              1,118,219             9.9%
  3000 Sand Hill Road, Building 1, Suite 240
  Menlo Park, CA 94025
Entities affiliated with Needham Capital Partners II, L.P. (5)         605,591             5.4%
  445 Park Avenue, 3rd Floor
  New York, NY 10022
Chris MacAskill (6)                                                    946,276             8.3%
Kim Orumchian (7)                                                      730,182             6.5%
Donald P. Alvarez (8)                                                   97,500               *
Dennis F. Capovilla (9)                                                 97,500               *
Robert M. Cudd (10)                                                     90,000               *
Peter G. Bodine (11)                                                   343,607             3.1%
Alan S. Fisher (12)                                                     17,500               *
Tod H. Francis (4)                                                   1,118,219             9.9%
David C. Schwab (3)                                                  2,688,145            23.9%
Peter C. Wendell (3)                                                 2,688,145            23.9%
All directors and executive officers as a group (11 people)          6,206,054            52.7%


----------

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) Percentage ownership is based on 11,250,066 shares of Common Stock outstanding on March 31, 1999.

(2) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 31, 1999 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Fatbrain.com, Inc., 1308 Orleans Drive, Sunnyvale, CA 94089.

(3) David C. Schwab, a director of the Company, is a venture partner of SV Associates V, L.P., Peter C. Wendell, a director of the Company, is a general partner of SV Associates V, L.P., SV Associates V, L.P. is the general partner of Sierra Ventures V, L.P. Each of Messrs. Schwab and Wendell disclaim beneficial ownership of the shares held by Sierra Ventures V, L.P. except to the extent of his pecuniary interest therein.

(4) Includes 1,056,480 shares held by Trinity Ventures V, LP and 61,739 shares held by Trinity Side-By-Side Fund V, LP. Tod H. Francis, a director of the Company, is a general partner of Trinity Ventures. Mr. Francis disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5) Includes 359,536 shares held by Needham Capital Partners II, L.P., 166,667 shares held by Needham Capital SBIC, L.P. and 79,388 shares held by Needham Capital Partners II (Bermuda), L.P.

(6) Includes 109,815 shares of Common Stock issuable upon exercise of immediately exercisable options, 51,605 shares of which are subject to the Company's right of repurchase.

(7) Includes 55,182 shares of Common Stock issuable upon exercise of immediately exercisable options, 33,394 shares of which are subject to the Company's right of repurchase.

(8) Represents 97,500 shares of Common Stock issuable upon exercise of immediately exercisable options, 66,250 shares of which are subject to the Company's right of repurchase.

(9) Represents 97,500 shares of Common Stock issuable upon exercise of immediately exercisable options, 66,407 shares of which are subject to the Company's right of repurchase.

(10) Represents 90,000 shares of Common Stock issuable upon exercise of immediately exercisable options, 71,042 shares of which are subject to the Company's right of repurchase.

(11) Includes 232,888 shares held by APV Technology Partners, L.P., 58,222 shares held by APV Technology Partners U.S., L.P. and 52,497 shares held by APV Technology Partners II, L.P. (collectively, the "APV Funds"). Peter
      G. Bodine is a managing member of APV Management Co., L.L.C., the general partner of the APV Funds. Mr. Bodine disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12) Represents 7,500 shares of Common Stock issuable upon exercise of immediately exercisable options, all of which are subject to the Company's right of repurchase.

                               COMPENSATION REPORT


        PURPOSE. This Compensation Report describes the compensation policies and rationale applied to the compensation paid to the Company's executive officers for the fiscal year ended January 31, 1999. For the fiscal year ended January 31, 1999, the Company's Board of Directors determined the compensation of the Company's executive officers. The base salary and cash bonuses of each executive officer were set forth in the employment agreement between each executive officer and the Company.

        The Compensation Committee of the Company's Board of Directors (the "Committee") administers the Company's 1998 Omnibus Equity Incentive Plan under which option grants may be made to the CEO and the other executive officers and the Company's 1998 Employee Stock Purchase Plan under which the employees of the Company, including the CEO and the other executive officers, may purchase shares of the Company's Common Stock.

        For future fiscal years, it is intended that the Committee will have the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and the other executive officers of the Company and have the responsibility of approving the bonus program to be in effect for the CEO and the other executive officers each fiscal year.

        GENERAL COMPENSATION POLICY. The Company's fundamental compensation policy is to offer the Company's executive officers competitive compensation opportunities based upon the financial performance of the Company and each officer's personal performance. It is the Company's objective to have a significant portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

        BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, taking into account the average salary levels in effect for comparable positions with companies having total revenues similar to the Company's. Each individual's base pay is positioned relative to the total compensation package, including cash bonus incentives and long-term stock-based incentives.

        ANNUAL CASH BONUSES. For the fiscal year ended January 31, 1999, the Company did not have a bonus program for its executive officers. Each executive officer received a bonus, if any, based on the terms of such executive officer's employment agreement with the Company.

        LONG-TERM INCENTIVE COMPENSATION. During the fiscal year ended January 31, 1999, the Board of Directors, in its discretion, made an option grant to Dennis F. Capovilla, the Company's Vice President of Sales and Business Development, under the Company's 1996 Stock Plan based on his personal performance and with the objective that his total option holdings be comparable to the option holdings of the other executive officers of the Company. Robert M. Cudd, the Company's Vice President of Marketing, and Sean M. Cumbie, the Company's Vice President of Logistics, were each granted an option when he was initially hired by the Company in his current position as an executive officer of the Company. In addition, Mr. Cumbie received option grants for the services that he rendered to the Company as a consultant prior to his employment as an executive officer of the Company. Option grants are generally made at varying times and in varying amounts in the discretion of the Committee. Typically, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

        Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Each option vests as to 25% of the option shares upon the completion of 12 months of service and as to 1/48th of the option shares upon the completion of each of the next 36 months of service. Thus, the vesting of each option is contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

        CEO COMPENSATION. The annual base salary for Mr. MacAskill, the Company's President and Chief Executive Officer, was established by the Board prior to the Company's initial public offering. The Board's decision was made primarily on the basis of Mr. MacAskill's personal performance of his duties. Mr. MacAskill did not participate in the discussions and determination of his own compensation. No bonus program was established for the Company's executive officers for the fiscal year ended January 31, 1999, and, consequently, no bonus was paid to Mr. MacAskill for this fiscal year. In future years the Board or the Committee may establish annual net revenue and net income objectives for the Company, and each executive officer's bonus, including the Chief Executive Officer's, will be based on the achievement of such objectives.

        TAX LIMITATION. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company's 1998 Omnibus Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1998 Omnibus Equity Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the fiscal year ended January 31, 1999 will exceed the $1 million limit per officer, the Board of Directors will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                        Board of Directors

                                        Chris MacAskill
                                        Kim Orumchian
                                        Peter G. Bodine
                                        Alan S. Fisher
                                        Tod H. Francis
                                        David C. Schwab
                                        Peter C. Wendell



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company's Board of Directors was formed in July 1998, and the members of the Compensation Committee during the fiscal year ended January 31, 1999 were Messrs. Peter C. Wendell and Alan S. Fisher. Neither of these individuals was at any time during the fiscal year ended January 31, 1999, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

        The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between November 20, 1998 (the date the Company's Common Stock commenced public trading) and January 31, 1999, with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the S&P Major Market Index (the "S&P Market Index"), over the same period. This graph assumes the investment of $100.00 on November 20, 1998 in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the S&P Market Index, and assumes the reinvestment of dividends, if any.

        The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Standard & Poor's Compustat Total Return Service, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FATBRAIN.COM, INC., THE NASDAQ STOCK MARKET-U.S. INDEX AND THE S&P MAJOR MARKET INDEX



                            ANNUAL RETURN PERCENTAGE

                                        Year Ending
    Company / Index                        Jan99
    ----------------------------------------------------------------------------
    FATBRAIN.COM INC                       55.00
    S&P 500 INDEX                          10.19
    NASDAQ US COMPOSITE                    30.86

                                 INDEXED RETURNS
                                   Year Ending


                                 Base
                               Period
    Company / Index            20 Nov    Jan 99
                                 98
    ----------------------------------------------------------------------------
    FATBRAIN.COM INC             100      155.00
    S&P 500 INDEX                100      110.19
    NASDAQ US COMPOSITE          100      130.86

        The Company effected its initial public offering of Common Stock on November 19, 1998 at a price of $10.00 per share.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

        The following Summary Compensation Table sets forth information concerning compensation earned during the fiscal years ended January 31, 1999 and 1998 by the Company's Chief Executive Officer and each of the Company's other four highest paid executive officers whose total salary and bonus for services rendered in all capacities to the Company exceeded $100,000 during the fiscal year ended January 31, 1999 (collectively, the "Named Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                                                           AWARDS
                                                                                        ------------
                                                                                         NUMBER OF
                                                           ANNUAL COMPENSATION           SECURITIES       ALL OTHER
                                                       ---------------------------       UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR          SALARY($)          BONUS($)       OPTIONS (#)       ($)(1)
---------------------------            --------        --------           --------      -------------   --------------
Chris MacAskill                            1999        $110,003                 --              --        $  1,354
  Chief Executive Officer and              1998          81,539                 --              --             308
  President

Kim Orumchian                              1999         110,003                 --              --           1,523
  Vice President of Engineering            1998          81,539                 --              --             308
  and Secretary

Donald P. Alvarez                          1999         129,731           $ 25,000              --             745
  Vice President of Finance and            1998          50,000(2)              --          75,000              --
  Chief Financial Officer

Dennis F. Capovilla                        1999         141,786             50,000          22,500              --
  Vice President of Sales and              1998          76,962(3)              --          52,500              --
  Business Development

Robert M. Cudd                             1999         113,212(4)          28,750          65,000              --
  Vice President of Marketing              1998              --                 --              --              --


(1) Represents matching contributions to each Named Officer's 401(k) plan account.

(2)   Mr. Alvarez commenced employment on September 2, 1997.

(3)   Mr. Capovilla commenced employment on July 7, 1997.

(4)   Mr. Cudd commenced employment on March 30, 1998.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

        The following table provides information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended January 31, 1999 to the Named Officers. No stock appreciation rights were granted during such fiscal year to the Named Officers.


                              OPTION GRANTS IN LAST FISCAL YEAR


                                              INDIVIDUAL GRANTS(1)
                          -----------------------------------------------------------        POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                          NUMBER OF       % OF TOTAL                                         ANNUAL RATES OF STOCK
                          SECURITIES       OPTIONS                                            PRICE APPRECIATION
                          UNDERLYING      GRANTED TO       EXERCISE                            FOR OPTION TERM(2)
                           OPTIONS       EMPLOYEES IN        PRICE         EXPIRATION       ------------------------
 NAME                     GRANTED(#)     FISCAL YEAR     PER SHARE($)(3)      DATE            5%($)           10%($)
 ----                     ----------     ------------    ---------------   ----------       --------        --------
Chris MacAskill                  --              --               --              --              --              --

Kim Orumchian                    --              --               --              --              --              --

Donald P. Alvarez                --              --               --              --              --              --

Dennis F. Capovilla          22,500             5.2%        $   2.20         2/26/08        $ 31,130        $ 78,890

Robert M. Cudd               65,000            15.1%        $   2.60         3/30/08        $106,283        $269,342

----------

(1) The Company granted options to purchase 430,526 shares of Common Stock during the fiscal year ended January 31, 1999. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination if the optionee's service with the Company ceases. The plan administrator has the discretion to accelerate the vesting of options upon a change in control.

(2) The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the current date. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Officers.

(3) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. The exercise price may be paid in cash, check, promissory note, in shares of the Company's Common Stock valued at fair market value on the exercise date or a broker-assisted cashless exercise procedure. The options vest with respect to 25% of the option shares upon the completion of 12 months of service after the vesting commencement date and with respect to 1/48th of the option shares upon completion of each month of service thereafter for the next 36 months.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

        The following table provides the specified information concerning unexercised options held as of January 31, 1999 by the Named Officers. The Named Officers did not exercise any options during the fiscal year ended January 31, 1999.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                         NUMBER OF
                                   SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                    UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                      AT FY-END (#)(1)                AT FY-END ($)(2)
                                 ------------------------        ------------------------
NAME                              VESTED         UNVESTED         VESTED         UNVESTED
                                 --------        --------        --------        --------
Chris MacAskill .........          50,933          36,382        $780,294        $557,372
Kim Orumchian ...........          19,064          13,618         292,060         208,628
Donald P. Alvarez .......          25,000          50,000         381,500         763,000
Dennis F. Capovilla .....          19,687          55,313         300,424         799,976
Robert M. Cudd ..........              --          65,000              --         838,500

(1) Each of the options listed in the table is immediately exercisable. The shares purchasable under these options are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service before vesting in such shares. The repurchase right lapses as to 25% of the option shares upon the completion of 12 months of service and as to the balance in equal monthly installments upon the completion of each of the next 36 months of service. The heading Vested refers to shares that are no longer subject to the Company's repurchase right; the heading Unvested refers to shares subject to the Company's repurchase right as of January 31, 1999.

(2) Based on the fair market value of the Company's Common Stock per share at January 29, 1999 ($15.50) less the exercise price per share payable for such shares.


             EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

        Messrs. MacAskill and Orumchian have each entered into employment agreements with the Company. The employment agreements set forth the base salary and general employee benefits offered to Messrs. MacAskill and Orumchian. The annual base salary for each of Messrs. MacAskill and Orumchian is currently $110,000. The employment agreements also provide that if Mr. MacAskill or Mr. Orumchian is terminated without cause or due to disability, the terminated employee will receive a severance payment equal to six months of salary, payable in equal monthly installments over a six-month period. Each severance payment is payable in full for the initial three-month period following the termination and may be offset by any compensation received by the terminated employee from another employer during the remaining three-month period. Severance payments will cease if death occurs. In addition, the employment agreements amended each of Mr. MacAskill's and Mr. Orumchian's stock purchase agreement with the Company, dated June 12, 1995, such that if a change in control occurs, an additional number of shares subject to each stock purchase agreement will become vested, and such additional shares will be equal to the greater of (i) 50% of the shares then remaining vested or (ii) the number of shares that would have become vested during the 12-month period following the change in control.

        Mr. Alvarez has entered into an employment agreement with the Company. The employment agreement sets forth the base salary, bonus potential, stock option grant and general employee benefits offered to Mr. Alvarez. Mr. Alvarez's annual base salary will be $125,000. Mr. Alvarez is guaranteed a bonus of $15,000 in his first year of employment with the Company. Mr. Alvarez was granted an option to purchase 75,000 shares of the Company's Common Stock.

        Mr. Cudd has entered into an employment agreement with the Company. The employment agreement sets forth the base salary, bonus potential, stock option grant and general employee benefits offered to Mr. Cudd.

Mr. Cudd's annual base salary will be $135,000. Mr. Cudd received a signing bonus of $10,000 and is guaranteed a bonus of $25,000 in his first year of employment with the Company. Mr. Cudd was granted an option to purchase 65,000 shares of the Company's Common Stock.

        If a change in control occurs, the vesting of the options granted to Messrs. Alvarez, Capovilla and Cudd will accelerate and an additional number of option shares will become vested that is equal to the greater of: (i) 50% of any unvested option shares; or (ii) a number of shares equal to the number each officer would become vested in had he provided 12 months of additional service following the change in control.

        The Company's Board of Directors has the authority under the 1998 Omnibus Equity Incentive Plan to accelerate the exercisability of outstanding options, or to accelerate the vesting of the shares of Common Stock subject to outstanding options, held by all optionees, including the Chief Executive Officer and the other Named Officers, if a change in control occurs.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The Company is asking the stockholders to ratify the appointment of Deloitte & Touche, LLP as the Company's independent public accountants for the fiscal year ending January 31, 2000. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche, LLP.

        In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

        Deloitte & Touche, LLP has audited the Company's financial statements since fiscal year 1997. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               Since February 1, 1998, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described where required in Employment Contracts and Change in Control Arrangements and (ii) the transactions described below.

               The Company has issued, in private placement transactions (collectively, the "Private Placement Transactions"), shares of Preferred Stock as follows: an aggregate of 1,726,194 shares of Series D Preferred Stock at $4.20 per share in January 1998 and an aggregate of 857,624 shares of Series E Preferred Stock at $6.44 per share in May 1998. Each share of Preferred Stock converted into one share of Common Stock upon the closing of the Company's Initial Public Offering.

               The following table summarizes the shares of Preferred Stock purchased by Named Executive Officers, directors and 5% stockholders of the Company and persons and entities associated with them in the Private Placement Transactions.

                                                               SERIES D       SERIES E
                                                               PREFERRED      PREFERRED
INVESTOR (1)                                                     STOCK          STOCK
------------                                                   ---------      ---------
APV Technology Partners, L.P. (Peter Bodine) (2)                 59,524         69,877
Needham Capital Partners II, L.P. (3)                           535,715         69,876
Sierra Ventures V, L.P. (Peter Wendell and David Schwab)        476,191         69,876
Trinity Ventures V, LP (Tod Francis) (4)                        238,096         23,292
Chris MacAskill                                                      --            219

----------

(1) Shares held by affiliated persons and entities have been aggregated. See "Principal Stockholders."

(2) Includes shares held by APV Technology Partners, L.P., APV Technology Partners II, L.P. and APV Technology Partners U.S., L.P.

(3) Includes shares held by Needham Capital Partners II, L.P., Needham Capital SBIC, L.P. and Needham Capital Partners II (Bermuda), L.P.

(4) Includes shares held by Trinity Ventures, V, LP and Trinity Side-By-Side Fund V, LP.


        The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, or the Compensation Committee and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their transactions in the Common Stock and their Common Stock holdings during the fiscal year ended January 31, 1999 and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the fiscal year ended January 31, 1999, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

                                  FORM 10-KSB

        THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO FATBRAIN.COM, INC., 1308 ORLEANS DRIVE, SUNNYVALE, CALIFORNIA 94089, ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Stockholder proposals that are intended to be presented at the 2000 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than January 20, 2000, in order to be included. Such stockholder proposals should be addressed to Fatbrain.com, Inc., 2550 Walsh Avenue, Santa Clara, California, Attn: Investor Relations.

        Pursuant to new amendments to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2000 annual meeting of stockholders does not notify the Company of such proposal on or prior to April 5, 2000, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2000 Proxy Statement. The Company currently believes that the 2000 annual meeting of stockholders will be held during the last week of June, 2000.

                                 OTHER MATTERS

        The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        OF FATBRAIN.COM, INC.



Sunnyvale, California
May 17, 1999

--------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

--------------------------------------------------------------------------------

PROXY                          FATBRAIN.COM, INC.                          PROXY
                     1038 ORLEANS DRIVE, SUNNYVALE, CA 94089

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               FATBRAIN.COM, INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 29, 1999

   The undersigned holder of Common Stock, par value $0.001, of Fatbrain.com, Inc. (the "Company") hereby appoints Chris MacAskill and Donald Alvarez, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 29, 1999 at 1:00 p.m. local time, at the Company's principal executive offices, 2550 Walsh Avenue, Santa Clara, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

        This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the corporate secretary of the company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2. TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF FATBRAIN.COM, INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

        PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return all cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                                    (Reverse)
                               FATBRAIN.COM, INC.

[X]     PLEASE MARK VOTES
        AS IN THIS EXAMPLE


1. To elect the following directors to serve for       2. To ratify the appointment of Deloitte      FOR      AGAINST      ABSTAIN
   a term ending upon the 2000 Annual Meeting of          & Touche, LLP as the Company's             [ ]        [ ]          [ ]
   Stockholders or until their successors are             independent accountants for the
   elected and qualified:                                 fiscal year ending January 31, 2000.

NOMINEES:  Chris MacAskill, Kim Orumchian,
Peter G. Bodine, Alan S. Fisher, Tod H. Francis,
David C. Schwab and Peter C. Wendell

 FOR       WITHHELD         For all nominees, except
                            for nominees written below.
 [ ]         [ ]            [ ]




                            ___________________________
                            Nominee exception(s).

                                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


Signature: ________________________________   Signature (if held jointly):________________________________   Date: ___________, 1999

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.
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